                            MFS MANAGED SECTORS FUND
                        (A SERIES OF MFS SERIES TRUST I)

             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000








                                                               October 24, 1995



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS Series Trust I (File No. 811-4777), on Behalf of MFS Managed Sectors Fund

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual Report to Shareholders dated August 31, 1995 of MFS Managed Sectors Fund.

                                                              Very truly yours,

                                                              LORRAINE K. GRIP

                                                              Lorraine K. Grip
                                                              Production Editor

LKG/kha


                                                               Annual Report for
                                                                      Year Ended
                                                                 August 31, 1995


[Logo] MFS [SM]
THE FIRST NAME IN MUTUAL FUNDS


MFS (R) Managed Sectors Fund


[A photo of a keyboard.]

MFS (R) MANAGED SECTORS FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.
(Investment Advisers)

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc.
(Corporate Financial Consultants)

Arnold D. Scott* - Senior Executive Vice
President and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames* - President, Massachusetts
Financial Services Company

J. Dale Sherratt - President, Insight
Resources, Inc. (Acquisition Planning
Specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand
Corporation


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Kenneth J. Enright*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP


INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.




*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

During the six months ended August 31, 1995, the stock market advanced strongly as investors reacted positively to the Federal Reserve Board's apparent success in engineering a "soft landing" of the domestic economy through a more restrictive monetary policy. The result of the credit tightening in 1994 and early 1995 has been a slowdown in economic activity, marked by lower interest rates and low inflation, with continued positive growth. All of these are favorable attributes for stocks and investors responded accordingly, pushing all of the major stock market indices decidedly higher year to date. The breadth of the markets' upward move has been fairly broad, with particular strength exhibited in the technology, financial services, health care and transportation industries. Consensus expectations have recently shifted towards a modest pickup in economic activity, with stable to slightly higher interest rates and inflation.

      For the 12 months ended August 31, 1995, the stock market, as measured by the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock performance) returned +21.42%. During this same period, Class A shares of the Fund provided a total return of +26.12%, while Class B shares had a total return of +25.19%. Both of these returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Economic Outlook

Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were showing renewed strength by August 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Stock Market

After several months of very strong performance in 1995, the stock market became somewhat volatile in the last few weeks before August 31 as concerns about interest rates had a negative effect on stock prices. At the same time, the technology sector, which had been one of the best-performing sectors this year, came under significant pressure this summer because of concerns that these stocks had become overpriced relative to expected earnings. Still, the longer-term outlook for technology and other growth sectors, such as leisure and household products, remains favorable, as do the prospects for many small-company stocks because of their growth potential relative to larger companies. Also, companies' increasing emphasis on cost containment, coupled with their growing use of technology, have helped keep them competitive and reasonably profitable. Finally, we have been watching with interest the recent series of corporate mergers in such industries as banking, entertainment, health care and consumer products. Unlike previous merger waves, which were often intended to build conglomerates of loosely related or unrelated businesses, this year's mergers of similar companies seem to be more rationally based on the goal of helping the merged companies reduce costs and, in general, be more competitive. Looking ahead, we believe these factors, along with a stabilizing interest rate environment and a continuation of favorable earnings reports, will help maintain the stock market's positive momentum.

Portfolio Performance and Strategy

The Fund's investments continue to be concentrated in four of the same sectors outlined in our February 28, 1995 semiannual report: technology, leisure, financial services and energy, although the composition of those holdings has changed to some degree, as have the weightings. Specifically, our investments in the energy, leisure and financial services sectors were reduced, while our holdings in technology were increased modestly, primarily through market appreciation. The consumer staples sector was eliminated, while retail stocks became our fifth sector weighting. The retail industry, in general, continues to be under pressure due to an excess number of stores, while the growth of disposable consumer income remains modest. The Fund's focus is on the department store segment, where cost savings driven by consolidation are helping make the survivors stronger competitors in what will continue to be a difficult environment. While retail stocks have been laggard performers, their current valuations are attractive, in our opinion. The Fund has also added to holdings with more economic sensitivity, such as General Motors, Boise Cascade, Champion International, AGCO and Tyco International, due to our expectations that the economy will pick up during the second half of 1995 and into 1996.

      The Fund's strong performance during the past six months was aided by its overweighting in technology (particularly in the media software and semi-conductor areas), financial services companies (which have exhibited good earnings growth in the benign interest rate environment, augmented by expectations of further consolidation) and energy (where worldwide drilling activity has been stimulated by higher oil prices).

      The Fund remains non-diversified and concentrated in the sectors mentioned above. We continue to search for attractively valued companies, but recognize the fact that, given the strong market advance year to date, many sector valuations appear to be approaching fair value, thus precipitating a slightly more cautious outlook.

      As always, we will continue to scrutinize all of our holdings and are confident that the current structure of the Fund is appropriate in the current market environment.

      We appreciate your support and welcome any questions or comments you may have.

Respectfully,



[A photo of A. Keith Brodkin,              [A photo of Kenneth J, Enright
 Chairman and President.]                   Portfolio Manager.]


/s/ A. Keith Brodkin                        /s/ Kenneth J. Enright

A. Keith Brodkin                            Kenneth J. Enright
Chairman and President                      Portfolio Manager
September 12, 1995



OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation. Dividend income, if any, is incidental to the Fund's objective. To achieve its objective, the Fund varies the weighting of its portfolio among 13 equity sectors, which include autos and housing, basic materials and consumer staples, defense and aerospace, energy, financial services, foreign securities, health care, industrial goods and services, leisure, retailing, technology, transportation and utilities.

As much as 50% of the Fund's assets may be invested in one sector or in cash. Generally, at least 90% of the Fund's assets will be invested in up to five of the industry sectors or in cash.

PORTFOLIO MANAGER PROFILE

Ken Enright has been a member of the MFS investment staff since 1986. A graduate of Boston State College and of the Babson College Graduate School of Business Administration, he began his career at MFS in the Research Department and was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. Enright became Portfolio Manager of MFS Managed Sectors Fund in 1993.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1995
                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
================================================================================
Telephone & Data Systems, Inc.                                              5.31
--------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                                                3.98
--------------------------------------------------------------------------------
Rogers Communications, Inc.                                                 3.78
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.64
--------------------------------------------------------------------------------
Electronic Arts, Inc.                                                       3.52
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                  3.16
--------------------------------------------------------------------------------
Spectrum Holobyte, Inc.                                                     2.87
--------------------------------------------------------------------------------
AGCO Corp.                                                                  2.57
--------------------------------------------------------------------------------
Snyder Oil Corp.                                                            2.54
--------------------------------------------------------------------------------
Federated Department Stores, Inc.                                           2.50
--------------------------------------------------------------------------------

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

For the year ended August 31, 1995, the distributions from long-term capital gains are $14,320,735.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Managed Sectors Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class A shares were offered effective September 20, 1993. Information on Class A share performance appears on the next page.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to August 31, 1995)

[Line graph representing the growth of a $10,000 investment for the period from January 1, 1987 to August 31, 1995. The graph is scaled from $10,000 to $50,000 in $10,000 segments. The years marked are from 1987 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Managed Sectors Fund (Class B), a second line of short dashes represents the S&P 500, and a third line of long dashes represents the Consumer Price Index.]

               MFS Managed Sectors Fund      $33,505
               S&P 500                       $30,474
               Consumer Price Index          $13,834

AVERAGE ANNUAL TOTAL RETURNS

                                                                                           Life of Class
                                                                                                          through
                                                      1 Year           3 Years           5 Years          8/31/95
==================================================================================================================
MFS Managed Sectors Fund (Class A) including
  5.75% sales charge                                   +18.85%              --               --          +11.46%*
------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class A) at net
  asset value                                          +26.12%              --               --          +14.91%*
------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B) with CDSC+          +21.20%           +14.18%          +16.70%        +14.75%#
------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B) without CDSC        +25.19%           +14.94%          +16.91%        +14.75%#
------------------------------------------------------------------------------------------------------------------
Average specialty/miscellaneous fund                   +15.69%           +17.39%          +17.72%        +13.18%**
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                  +21.42%           +13.83%          +15.09%        +13.72%**
------------------------------------------------------------------------------------------------------------------
Consumer Price Index++                                  +2.62%            +2.76%           +3.05%         +3.82%**
------------------------------------------------------------------------------------------------------------------

 * For the period from the commencement of offering of Class A shares, September 20, 1993 to August 31, 1995.
 # For the period from the commencement of offering of Class B shares, December 29, 1986 to August 31, 1995.
 + These returns reflect the applicable CDSC of 4%, 3% and 2% for the 1-, 3- and 5-year periods, respectively, and 0% for the period commencing December 29, 1986.
** Benchmark comparisons begin on January 1, 1987.
++ The Consumer Price Index is a popular measure of change in prices.

In the above table, we have included the average annual total returns of all specialty/miscellaneous funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods (26, 22, 20 and 18 funds for the 1-, 3- and 5-year periods ended August 31, 1995, and for the period from January 1, 1987 through August 31, 1995, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS - August 31, 1995

Common Stocks - 100.2%
================================================================================
Issuer                                                    Shares          Value
--------------------------------------------------------------------------------
Energy - 12.8%
   BJ Services Co.*                                      300,000    $ 7,500,000
   Occidental Petroleum Corp.                            550,000     11,962,500
   Schlumberger Ltd.                                      62,000      3,999,000
   Snyder Oil Corp.                                      731,000      9,594,375
   Tidewater, Inc.                                       366,900      9,080,775
   Weatherford International, Inc.*                      477,100      6,261,937
                                                                    -----------
                                                                    $48,398,587
--------------------------------------------------------------------------------
Financial Institutions - 9.5%
   Advanta Corp.                                         135,000    $ 5,045,625
   Equitable of Iowa Cos.                                190,000      7,077,500
   First Interstate Bancorp                               46,200      4,412,100
   Mellon Bank Corp.                                     122,700      5,812,913
   Torchmark Corp.                                       135,000      5,400,000
   Travelers, Inc.                                       169,400      8,131,200
                                                                    -----------
                                                                    $35,879,338
--------------------------------------------------------------------------------
Leisure - 22.5%
   Argosy Gaming Corp.*                                  390,000    $ 5,557,500
   Brinker International, Inc.*                          390,200      6,535,850
   Harrah's Entertainment, Inc.*                         472,000     15,045,000
   Promus Hotel Corp.*                                   237,000      4,888,125
   Rogers Communications, Inc. (Canada)*               1,397,500     14,312,249
   Showboat, Inc.                                        260,000      5,980,000
   Sky City Ltd. (New Zealand)*                          250,000      3,454,718
   Sydney Harbor Casino Ltd. (Australia)*              3,646,000      4,901,281
   Telecom Italia S.p.A. (Italy)                       4,275,000      4,276,972
   Telephone & Data Systems, Inc.                        490,000     20,090,000
                                                                    -----------
                                                                    $85,041,695
--------------------------------------------------------------------------------
Retail - 9.6%
   Circuit City Stores, Inc.                              35,100    $ 1,210,950
   Dayton-Hudson Corp.                                   100,000      7,312,500
   Dillard Department Stores, Inc.                       175,900      5,430,912
   Federated Department Stores, Inc.*                    350,000      9,450,000
   Gap, Inc.                                             103,000      3,308,875
   Nordstrom, Inc.                                        98,700      4,071,375
   Wal-Mart Stores, Inc.                                 215,200      5,299,300
                                                                    -----------
                                                                    $36,083,912
--------------------------------------------------------------------------------
Technology - 23.5%
   ADT Ltd.*                                             500,000    $ 6,500,000
   Cabletron Systems, Inc.*                               75,000      3,965,625
   EMC Corp.*                                            204,700      4,196,350
   Electronic Arts, Inc.*                                350,000     13,300,000
   Intel Corp.                                           224,000     13,748,000
   International Business Machines Corp.                  40,000      4,135,000
   LSI Logic Corp.*                                       96,800      4,767,400
   Micron Technology, Inc.                                60,000      4,612,500
   Motorola, Inc.                                         55,000      4,111,250
   National Semiconductor Corp.*                         285,000      8,051,250
   Nokia AB (Finland)                                     90,000      6,211,138


PORTFOLIO OF INVESTMENTS - continued

Common Stocks- continued
================================================================================
Issuer                                                    Shares          Value
--------------------------------------------------------------------------------
Technology - continued
   Oracle Systems Corp.*                                 113,900   $  4,570,238
   Spectrum Holobyte, Inc.*                              628,400     10,839,900
                                                                   ------------
                                                                   $ 89,008,651
--------------------------------------------------------------------------------
Other - 22.3%
AGCO Corp.                                               200,000   $  9,725,000
   Boise Cascade Corp.                                   160,000      6,860,000
   Champion International Corp.                           70,000      3,963,750
   Colgate-Palmolive Co.                                  60,000      4,080,000
   Consolidated Papers, Inc.                              50,000      3,025,000
   General Motors Corp.                                  175,000      8,225,000
   Johnson & Johnson                                      70,000      4,830,000
   Loral Corp.                                            75,000      4,106,250
   Manor Care, Inc.                                      200,200      6,481,475
   McDonnell Douglas Corp.                                88,000      7,062,000
   PepsiCo, Inc.                                         135,000      6,108,750
   Tyco International Ltd.                               150,000      8,868,750
   United Healthcare Corp.                               184,000      7,774,000
   Western Waste Industries*                             149,100      3,373,408
                                                                   ------------
                                                                   $ 84,483,383
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $312,689,301)                $378,895,566
--------------------------------------------------------------------------------

Short-Term Obligation - 0.1%
================================================================================
                                                Principal Amount
                                                   (000 Omitted)
--------------------------------------------------------------------------------
   Ford Motor Credit Corp., due 9/01/95,
      at Amortized Cost                                    $ 235   $    235,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $312,924,301)                  $379,130,566

Other Assets, Less Liabilities - (0.3)%                                (991,083)
================================================================================
Net Assets - 100.0%                                                $378,139,483
--------------------------------------------------------------------------------


*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
August 31, 1995
--------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $312,924,301)          $ 379,130,566
   Cash                                                                   5,153
   Receivable for investments sold                                    4,238,214
   Receivable for Fund shares sold                                      214,674
   Dividends receivable                                                 289,446
   Other assets                                                           4,251
                                                                  -------------
         Total assets                                             $ 383,882,304
                                                                  -------------
Liabilities:
   Payable for investments purchased                              $   5,189,353
   Payable for Fund shares reacquired                                   151,715
   Payable to affiliates -
      Management fee                                                      7,705
      Shareholder servicing agent fee                                     1,921
      Distribution fee                                                  167,483
   Accrued expenses and other liabilities                               224,644
                                                                  -------------
         Total liabilities                                        $   5,742,821
                                                                  -------------
Net assets                                                        $ 378,139,483
                                                                  =============
Net assets consist of:
   Paid-in capital                                                $ 267,105,311
   Unrealized appreciation on investments and translation
      of assets and liabilities in foreign currencies                66,206,265
   Accumulated undistributed net realized gain
      on investments and foreign currency transactions               44,897,445
   Accumulated net investment loss                                      (69,538)
                                                                  -------------
         Total                                                    $ 378,139,483
                                                                  =============
Shares of beneficial interest outstanding                            24,395,528
                                                                  =============
Class A shares:
   Net asset value and redemption price per share
      (net assets of $178,366,881/11,473,932 shares of
      beneficial interest outstanding)                                   $15.55
                                                                         ======
   Offering price per share (100/94.25)                                  $16.50
                                                                         ======
Class B shares:
   Net asset value and offering price per share
      (net assets of $199,772,602/12,921,596 shares of
      beneficial interest outstanding)                                   $15.46
                                                                         ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Year Ended August 31, 1995
--------------------------------------------------------------------------------
Net investment income:
   Income -
      Dividends                                                    $  3,518,412
      Interest                                                          236,983
                                                                   ------------
         Total investment income                                   $  3,755,395
                                                                   ------------
   Expenses -
      Management fee                                               $  2,505,884
      Trustees' compensation                                             41,069
      Shareholder servicing agent fee (Class A)                         192,460
      Shareholder servicing agent fee (Class B)                         452,784
      Distribution and service fee (Class A)                            449,075
      Distribution and service fee (Class B)                          2,058,107
      Custodian fee                                                     140,537
      Printing                                                           77,171
      Legal fees                                                         71,578
      Postage                                                            56,521
      Auditing fees                                                      38,044
      Miscellaneous                                                     282,948
                                                                   ------------
         Total expenses                                            $  6,366,178
                                                                   ------------
            Net investment loss                                    $ (2,610,783)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis) -
      Investment transactions (including $9,767,521
         gain from transactions in securities of
         affiliated issuers)                                       $ 52,139,807
      Foreign currency transactions                                     108,098
                                                                   ------------
         Net realized gain on investments and
            foreign currency transactions                          $ 52,247,905
                                                                   ------------
   Change in unrealized appreciation (depreciation) -
      Investments                                                  $ 29,148,972
      Translation of assets and liabilities in foreign
         currencies                                                        (242)
                                                                   ------------
         Net unrealized gain on investments                        $ 29,148,730
                                                                   ------------
            Net realized and unrealized gain on
               investments and foreign currency                    $ 81,396,635
                                                                   ------------
               Increase in net assets from operations              $ 78,785,852
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets

====================================================================================================================================
                                                                               Year Ended    Nine Months Ended           Year Ended
                                                                          August 31, 1995      August 31, 1994    November 30, 1993
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment loss                                                      $  (2,610,783)       $  (1,895,340)       $  (4,098,011)
   Net realized gain on investments and
      foreign currency transactions                                            52,247,905           21,025,189           71,272,683
   Net unrealized gain (loss) on investments and
      foreign currency translation                                             29,148,730           (3,397,459)         (57,428,322)
                                                                            -------------        -------------        -------------
              Increase in net assets from operations                        $  78,785,852        $  15,732,390        $   9,746,350
                                                                            -------------        -------------        -------------
Distributions declared to shareholders -
   From net realized gain on investments and
      foreign currency transactions (Class A)                               $  (8,991,673)       $ (25,297,254)       $        --
   From net realized gain on investments and
      foreign currency transactions (Class B)                                 (14,927,407)         (41,826,829)          (9,939,582)
                                                                            -------------        -------------        -------------
         Total distributions declared to
            shareholders                                                    $ (23,919,080)       $ (67,124,083)       $  (9,939,582)
                                                                            -------------        -------------        -------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                                         $ 126,368,710        $  33,660,185        $  52,495,365
   Issued in connection with the acquisition of
      MFS Managed Sectors Fund                                                       --                   --            142,671,119
   Net asset value of shares issued to shareholders
      in reinvestment of distributions                                         21,847,531           59,894,378            8,938,772
   Cost of shares reacquired                                                 (160,496,119)         (75,771,270)         (84,243,954)
                                                                            -------------        -------------        -------------
      Increase (decrease) in net assets from
         Fund share transactions                                            $ (12,279,878)       $  17,783,293        $ 119,861,302
                                                                            -------------        -------------        -------------
         Total increase (decrease) in net assets                            $  42,586,894        $ (33,608,400)       $ 119,668,070
Net assets:
   At beginning of period                                                     335,552,589          369,160,989          249,492,919
                                                                            -------------        -------------        -------------
   At end of period (including accumulated
      undistributed net investment income (loss)
      of $(69,538), $(25,403), and $233,258,
      respectively)                                                         $ 378,139,483        $ 335,552,589        $ 369,160,989
                                                                            =============        =============        =============

See notes to financial statements

Financial Highlights

====================================================================================================================================
                                                                                       Nine
                                                              Year Ended       Months Ended        Period Ended         Year Ended
                                                               August 31,        August 31,        November 30,         August 31,
                                                                     1995              1994               1993*               1995
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A                                                  Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $  13.41          $  15.50            $  15.68           $  13.35
                                                                 --------          --------            --------           --------
Income from investment operations # -
   Net investment loss                                           $  (0.05)         $  (0.03)           $  (0.02)          $  (0.14)
   Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions                                                   3.22              0.77               (0.16)              3.20
                                                                 --------          --------            --------           --------
      Total from investment operations                           $   3.17          $   0.74            $  (0.18)          $   3.06
                                                                 --------          --------            --------           --------
Less distributions declared to shareholders
   from net realized gain on investments
   and foreign currency transactions                             $  (1.03)         $  (2.83)           $  --              $  (0.95)
                                                                 --------          --------            --------           --------
Net asset value - end of period                                  $  15.55          $  13.41            $  15.50           $  15.46
                                                                 --------          --------            --------           --------
Total return**                                                      26.12%             5.12%++            (5.99)%+           25.19%
Ratios (to average net assets)/Supplemental data:
   Expenses                                                          1.46%             1.52%+              1.59%+             2.18%
   Net investment loss                                              (0.34)%           (0.26)%+            (0.75)%+           (1.06)%
Portfolio turnover                                                    115%               76%                106%               115%
Net assets at end of period (000 omitted)                        $178,367          $121,498            $136,179           $199,773


 * For the period from the commencement of offering of Class A shares, September 20, 1993 to November 30, 1993.
 + Annualized.
++ Not annualized.
** Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 # Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.

See notes to financial statements

=================================================================================================================
                                              Nine Months Ended       Year Ended November 30,
                                                     August 31,       -------------------------------------------
                                                           1994              1993            1992            1991
-----------------------------------------------------------------------------------------------------------------
                                                        Class B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  15.49          $  15.42        $  13.00        $   9.23
                                                       --------          --------        --------        --------
Income from investment operations # -
   Net investment loss                                 $  (0.10)         $  (0.25)       $  (0.24)       $  (0.12)
   Net realized and unrealized gain on
      investments and foreign currency
      transactions                                         0.75              0.94            2.66            3.89
                                                       --------          --------        --------        --------
      Total from investment operations                 $   0.65          $   0.69        $   2.42        $   3.77
                                                       --------          --------        --------        --------
Less distributions declared to shareholders
   from net realized gain on investments
   and foreign currency transactions                   $  (2.79)         $  (0.62)       $   --          $   --
                                                       --------          --------        --------        --------
Net asset value - end of period                        $  13.35          $  15.49        $  15.42        $  13.00
                                                       ========          ========        ========        ========
Total return                                               4.47%++           4.50%          18.62%          40.85%
Ratios (to average net assets)/Supplemental data:
   Expenses                                                2.26%+            2.21%           2.37%           2.44%
   Net investment loss                                    (1.01)%+          (1.55)%         (1.85)%         (1.00)%
Portfolio turnover                                           76%              106%             22%             59%
Net assets at end of period (000 omitted)              $214,055          $232,982        $249,493        $190,232


Financial Highlights - continued

=================================================================================================================
                                                    Year Ended November 30,
                                                    -------------------------------------------------------------
                                                           1990              1989            1988           1987*
-----------------------------------------------------------------------------------------------------------------
                                                        Class B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  11.32          $   7.86        $   6.94        $   6.50
                                                       --------          --------        --------        --------
Income from investment operations # -
   Net investment income (loss)                        $  (0.03)         $   0.03        $   0.09        $   0.03
   Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions                                        (2.06)             3.51            0.89            0.42
                                                       --------          --------        --------        --------
   Total from investment operations                    $  (2.09)         $   3.54        $   0.98        $   0.45
                                                       --------          --------        --------        --------
Less distributions declared to shareholders
   from net investment income                          $   --            $  (0.08)       $  (0.06)       $  (0.01)
                                                       --------          --------        --------        --------
Net asset value - end of period                        $   9.23          $  11.32        $   7.86        $   6.94
                                                       ========          ========        ========        ========
Total return                                             (18.46)%           45.35%          14.06%           7.47%+
Ratios (to average net assets)/Supplemental data:
   Expenses                                                2.50%             2.52%           2.31%           2.25%+
   Net investment income (loss)                           (0.27)%            0.37%           1.08%           0.09%+
Portfolio turnover                                           79%               84%            146%            163%
Net assets at end of period (000 omitted)              $152,132          $180,416        $137,311        $134,762


 * For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
 + Annualized.
++ Not annualized.
 # Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1995, $2,566,648 was reclassified from accumulated net investment loss to accumulated net realized gain on investments, due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey.

Included in Trustees' compensation is a net periodic pension expense of $11,495 for the year ended August 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $16,545 for the year ended August 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $53,341 for the year ended August 31, 1995. Fees incurred under the distribution plan during the year ended August 31, 1995 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $66,557 for the year ended August 31, 1995. Fees incurred under the distribution plan during the year ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1995 were $175,565 for Class B shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases  and sales of  investments,  other  than U.S.  government  securities,
purchased   option   transactions   and   short-term   obligations,   aggregated
$383,303,967 and $416,468,370, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $313,265,190
                                                               ============
Gross unrealized appreciation                                  $ 74,036,428
Gross unrealized depreciation                                     8,171,052
                                                               ------------
   Net unrealized appreciation                                 $ 65,865,376
                                                               ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares                        Year Ended                Nine Months Ended                  Period Ended
                                 August 31, 1995                  August 31, 1994            November 30, 1993*
                            --------------------             --------------------          --------------------
                           Shares          Amount           Shares         Amount        Shares          Amount
===============================================================================================================
Shares sold             3,546,423     $50,859,620        723,889      $10,294,043       120,486     $ 1,946,843
Shares issued in
    connection with
    the acquisition of
    MFS Managed
    Sectors Fund               --              --             --               --     9,100,413     142,671,119
Shares issued to
    shareholders in
    reinvestment of
    distributions         694,041       8,168,939      1,680,518       22,115,635            --              --
Shares reacquired      (1,829,247)    (24,588,500)    (2,124,598)     (28,117,869)     (437,993)     (6,986,200)
                       ----------     -----------     ----------      -----------     ---------    ------------
    Net increase        2,411,217     $34,440,059        279,809      $ 4,291,809     8,782,906    $137,631,762
                       ==========     ===========     ==========      ===========     =========    ============

*  For the period from the commencement of offering of Class A shares, September 20, 1993 to November 30, 1993.


Class B Shares                         Year Ended               Nine Months Ended                    Year Ended
                                  August 31, 1995                 August 31, 1994             November 30, 1993
                             --------------------            --------------------          --------------------
                           Shares          Amount         Shares           Amount        Shares          Amount
===============================================================================================================
Shares sold             5,728,388     $75,509,090      1,769,946      $23,366,142     3,337,222    $ 50,548,522
Shares issued to
    shareholders in
    reinvestment of
    distributions       1,162,148      13,678,592      2,868,472       37,778,743       584,152       8,938,772
Shares reacquired     (10,002,205)   (135,907,619)    (3,645,250)     (47,653,401)   (5,063,674)    (77,257,754)
                      -----------    ------------     ----------      -----------    ----------    ------------
    Net increase
       (decrease)      (3,111,669)   $(46,719,937)       993,168      $13,491,484    (1,142,300)   $(17,770,460)
                      ===========    ============     ==========      ===========    ==========    ============

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1995 was $3,247.

(7) Transactions in Securities of Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended August 31, 1995 is set forth below.

                                       Additions              Dispositions
                                       ---------              ------------                                         Interest
                        Beginning                                                            Ending      Realized       and
                        Share/Par      Share/Par                 Share/Par                Share/Par          Gain  Dividend   Ending
Affiliate                  Amount         Amount         Cost       Amount         Cost      Amount        (Loss)    Income    Value
====================================================================================================================================
Sierra On-Line, Inc.      401,900        150,600     $811,181      552,500   $8,724,244          --    $9,767,521        --      --

(8) Acquisitions

At close of business on September 20, 1993, the Fund acquired all of the assets and liabilities of MFS Managed Sectors Fund (MMS). The acquisition was accomplished by a tax-free exchange of 9,100,413 Class A shares of the Fund (valued at $142,671,119) for the 10,372,042 shares of MMS. MMS's net assets on that date ($142,671,119), including $23,513,889 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund after the acquisition were $397,298,434.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of
MFS Managed Sectors Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, the nine months ended August 31, 1994, and the year ended November 30, 1993, and the financial highlights for the year ended August 31, 1995, the nine months ended August 31, 1994, and each of the years ended in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Managed Sectors Fund at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
October 6, 1995





          ------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US


     MFS AUTOMATED INFORMATION

     ACCOUNT INFORMATION:
     Call 1-800-MFS-TALK (1-800-637-8255)
     anytime.

     MARKET OUTLOOK:
     Call 1-800-637-4458 any time for the MFS outlook on the bond and stock markets.


     MFS PERSONAL SERVICE

     ACCOUNT SERVICE:
     Call 1-800-225-2606 any business day
     from 8 a.m. to 8 p.m. Eastern time.

     PRODUCT INFORMATION:
     Call 1-800-637-2929 any business day
     from 9 a.m. to 5 p.m. Eastern time.

     IRA SERVICE:
     Call 1-800-637-1255 any business day
     from 8 a.m. to 6 p.m. Eastern time.

     SERVICE FOR THE HEARING-IMPAIRED:
     Call 1-800-637-6576 any business day
     from 9 a.m. to 5 p.m. Eastern time (TDD required).


     MFS MAILING ADDRESSES

     FOR PERSONAL ACCOUNTS:
     MFS Service Center, Inc.
     P.O. Box 2281
     Boston, MA 02107-9906

     FOR IRA ACCOUNTS:
     MFS Service Center, Inc.
     J.W. McCormack Station
     P.O. Box 4501
     Boston, MA 02101-9817

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

The MFS Family of Funds, shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.[1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.[1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.[2]

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature [3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.





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THE MFS FAMILY OF FUNDS [R]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [R]   Capital Growth Fund
--------------------------------------------------------------------------------
MFS [R]   Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [R]   Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [R]   Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [R]   Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [R]   OTC Fund
--------------------------------------------------------------------------------
MFS [R]   Research Fund
--------------------------------------------------------------------------------
MFS [R]   Value Fund

STOCK AND BOND
================================================================================
MFS [R]   Total Return Fund
--------------------------------------------------------------------------------
MFS [R]   Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [R]   Bond Fund
--------------------------------------------------------------------------------
MFS [R]   Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [R]   Government Securities Fund
--------------------------------------------------------------------------------
MFS [R]   High Income Fund
--------------------------------------------------------------------------------
MFS [R]   Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [R]   Strategic Income Fund
(formerly MFS [R] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [R]   Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [R]   Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [R]   Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [R]   World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [R]   World Equity Fund
--------------------------------------------------------------------------------
MFS [R]   World Governments Fund
--------------------------------------------------------------------------------
MFS [R]   World Growth Fund
--------------------------------------------------------------------------------
MFS [R]   World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [R]   Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [R]   Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [R]   Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================

Alabama,   Arkansas,   California,   Florida,  Georgia,   Louisiana,   Maryland,
Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia

--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [R]   Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [R]   Government Money Market Fund
--------------------------------------------------------------------------------
MFS [R]   Money Market Fund
--------------------------------------------------------------------------------

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MFS [R] MANAGED                                                  Bulk Rate
SECTORS FUND                                                     U.S. Postage
                                                                 P A I D
500 Boylston Street                                              Permit #55638
Boston, MA 02116                                                 Boston, MA

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